ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

Supplement dated January 28, 2022 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Advanced Strategies Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust recently approved replacing Brown Advisory, LLC and Loomis, Sayles & Company, L.P. with Massachusetts Financial Services Company and T. Rowe Price Associates, Inc.1 (T. Rowe Price) as subadvisers to the Portfolio for the U.S. large-cap growth strategies. These changes are expected to become effective on or about April 25, 2022. LSV Asset Management, Pacific Investment Management Company LLC, PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Quantitative Solutions LLC, T. Rowe Price, and William Blair Investment Management, LLC will remain as subadvisers to the Portfolio.

More detailed information will also be included in the Portfolio's Summary Prospectus, and the Trust's Prospectus and SAI in the second quarter of 2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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1T. Rowe Price currently serves as a subadviser to the Portfolio for the U.S. large-cap value strategy.